THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), OR APPLICABLE STATE SECURITIES LAWS ("STATE ACTS") AND SHALL NOT BE SOLD, HYPOTHECATED, DONATED OR OTHERWISE TRANSFERRED UNLESS THE COMPANY SHALL HAVE RECEIVED AN OPINION OF LEGAL COUNSEL FOR THE HOLDER HEREOF, OR SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO LEGAL COUNSEL FOR THE COMPANY, TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT REQUIRE REGISTRATION UNDER THE ACT AND THE STATE ACTS.

                       UNITED STATES ANTIMONY CORPORATION
                              10% CONVERTIBLE NOTE
                              DUE DECEMBER 22, 2007
           NO: 2                                       $100,000.00

                   DATE  OF  ISSUE:  December  22,  2003

     United States Antimony Corporation, a Montana corporation (the "Company"), is indebted and, for value received, herewith promises to pay to:
                                JOHN C. LAWRENCE
or to its order (together with any assignee, jointly or severally, the "Holder"), on or before December 22, 2007 (the "Due Date") (unless this Note shall have been sooner presented for conversion as herein provided), the sum of One Hundred Thousand Dollars ($100,000.00) (the "Principal Amount") and to pay interest on the Principal Amount at the rate of ten percent (10%) per annum as provided herein. In furtherance thereof, and in consideration of the premises, the Company covenants, promises and agrees as follows:
1.     Interest.  From  the  date of this Note through the Stated Maturity Date,
       --------
interest shall accrue hereunder on the unpaid principal sum of this Note at 10% per annum. All amounts of principal and interest on this Note that are past due for more than ninety (90) days shall bear interest at the rate of 15% until paid. All payments of both principal and interest shall be made at the address of the Holder hereof as it appears in the books and records of the Company, or at such other place as may be designated by the Holder hereof in writing to Company.
2.     Payment  of  Principal and Interest.  The principal of this Note shall be
       -----------------------------------
due and payable in full on December 22, 2007 (the "Stated Maturity Date"). Interest will be payable beginning on the Date of Issue of this Note, and shall be payable quarterly thereafter on March 31, June 30, September 30 and December 31 of each year until the Stated Maturity Date.
3.     Prepayments;  Application  of Payments.  The Company shall have the right
       --------------------------------------
to prepay this Note in whole or in part. All payments made under this Note shall be applied first to accrued interest, and the balance, if any, to principal; provided, however, that interest shall accrue on any remaining principal balance and shall be payable at the rate provided above.

4.     Manner  of Payment.  Payments of principal and interest on this Note will
       ------------------
be made by delivery of checks to the Holder of this Note at its address as set forth in this Note or at the Holder's request, by wire transfer of same day funds to the account of Holder pursuant to written instructions delivered to the Company by the Holder. If the date upon which the payment of principal and interest is required to be made pursuant to this Note occurs other than on a business day, then such payment of principal and interest shall be made on the next occurring business day following said payment date and shall include interest through said next occurring business day.
5.     Conversion  Right.  The  Holder shall have the right, at Holder's option,
       -----------------
at any time up to thirty (30) days after repayment, to convert the face amount of this Note into such number of fully paid and nonassessable shares of common stock, $0.01 par value, of the Company (the "Common Stock") as shall be provided herein. The Holder may exercise the conversion right by giving written notice (the "Conversion Notice") to the Company of the exercise of such right and stating the name or names in which the stock certificate or stock certificates for the shares of Common Stock are to be issued and the address to which such certificates shall be delivered. The Conversion Notice shall be accompanied by the Note (if the Note has not been repaid) or the Conversion Price, as defined below (if the Note has been repaid). The number of shares of Common Stock that shall  be  issuable  upon  conversion  of  the  Note  shall  equal the amount of principal requested by the Holder to be converted divided by the Conversion Price as defined below and in effect on the date the Conversion Notice is given. Conversion shall be deemed to have been effected on the date the Conversion Notice is received (the "Conversion Date"). Within twenty (20) business days after receipt of the Conversion Notice, the Company shall issue and deliver by hand against a signed receipt therefor or by United States registered mail, return receipt requested, to the address designated in the Conversion Notice, a stock certificate or stock certificates of the Company representing the number of shares of Common Stock to which Holder is entitled and a check or cash in payment of all interest accrued and unpaid on the Note being converted up to and including the Conversion Date and check or cash payment of any remaining principal.
6.     Conversion  Price.
       -----------------
(a)     Adjustments  Generally.  On the issue date hereof and until such time as
        ----------------------
an adjustment shall occur, the Conversion Price shall be at $0.20 per share, subject to adjustment at times in accordance with the following provisions:
(1)     Adjustment for Issuance of Shares at less than the Conversion Price.  If
        -------------------------------------------------------------------
     and whenever any Additional Common Stock (as herein defined) shall be issued by the Company (the date of such issuance being hereinafter referred to as the "Stock Issue Date") for a consideration per share less than the Conversion Price, then in each such case the Conversion Price shall be reduced to a new Conversion Price equal to the consideration per share received by the Company for the additional shares of Common Stock then issued and the number of shares issuable to Holder upon conversion shall be proportionately increased; and, in the case of shares issued without consideration, the initial Conversion Price shall be reduced in amount and the number of shares issued upon conversion shall be increased in an amount so as to maintain for the Holder the right to convert the Note into shares equal in amount to the same percentage interest in the Common Stock of the Company as existed for the Holder immediately preceding the Stock Issue Date; PROVIDED, HOWEVER, THAT IN NO EVENT MAY THE CONVERSION PRICE BE DECREASED IN ACCORDANCE WITH THIS SUBSECTION 6(A)(1) TO LESS THAN $0.20 PER SHARE, AS ADJUSTED FOR THE SPLIT UP OR COMBINATION OF SHARES, STOCK DIVIDENDS OR OTHER REORGANIZATION OR RECAPITALIZATION.
(2)     Sale  of Shares.  In case of the issuance of Additional Common Stock for
        ---------------
a consideration part or all of which shall be cash, the amount of the cash consideration therefor shall be deemed to be the amount of the cash received by Company for such shares, after any compensation or discount in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services or for any expenses incurred in connection therewith. In case of the issuance of any shares of Additional Common Stock for a consideration part or all of which shall be other than cash, the amount of the consideration therefor, other than cash, shall be deemed to be the then Fair
Market  Value  (as  hereinafter  defined)  of  the  property  received.
(3)     Reclassification  of  Shares.  In  case  of  the  reclassification  of
        ----------------------------
securities into shares of Common Stock, the shares of Common Stock issued in such reclassification shall be deemed to have been issued for a consideration other than cash. Shares of Additional Common Stock issued by way of dividend or other distribution on any class of stock of the Company shall be deemed to have been issued without consideration.
(4)     Split  up  or  Combination  of  Shares.  In  case issued and outstanding
        --------------------------------------
shares of Common Stock shall be subdivided or split up into a greater number of shares of the Common Stock, the Conversion Price shall be proportionately decreased, and in case issued and outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Price shall be proportionately increased, such increase or decrease, as the case may be, becoming effective at the time of record of the split-up or combination, as the case may be.
(5)     Exceptions.  The  term  "Additional  Common Stock" herein shall mean all
        ----------
shares of Common Stock hereafter issued by the Company (including Common Stock held in the treasury of the Company and any convertible security), except (i) Common Stock issued upon the conversion of any of the Notes, (ii) Common Stock issued upon the conversion of the Company's currently outstanding preferred stock, or (iii) Common Stock issued to directors and officers of the Company at Fair Market Value in lieu of cash compensation.
(b)     Adjustment  for  Mergers,  Consolidations,  Etc.
        -----------------------------------------------
(1) In the event of distribution to all Common Stock holders of any stock, indebtedness of the Company or assets (excluding cash dividends or distributions from retained earnings) or other rights to purchase securities or assets, this Note will be convertible into the kind and amount of securities, cash and other property which the Holder would have been entitled to receive if the Holder owned the Common Stock issuable upon conversion of this Note immediately prior to the occurrence of such event.

(2) In case of any capital reorganization, reclassification of the stock of the Company (other than a change in par value or as a result of a stock dividend, subdivision, split up or combination of shares), this Note shall be convertible into the kind and number of shares of stock or other securities or property of the Company to which the Holder would have been entitled to receive if the Holder owned the Common Stock issuable upon conversion of the Note immediately prior to the occurrence of such event. The provisions of the foregoing sentence shall similarly apply to successive reorganizations, reclassifications, consolidations, exchanges, leases, transfers or other dispositions or other share exchanges.
(3) The term "Fair Market Value," as used herein, is the value ascribed to consideration other than cash as determined by the Board of Directors of the Company in good faith. If the Board of Directors shall be unable to agree as to such Fair Market Value or the Holder disagrees with such determination, then the issue of Fair Market Value shall be submitted to arbitration under and pursuant to the rules and regulations of the American Arbitration Association, and the decision of the arbitrators shall be final, conclusive and binding, and a final judgment may be entered thereon; provided, however, that such arbitration shall be limited to determination of the Fair Market Value of assets tendered in consideration  for  the  issue  of  Common  Stock.
(c)     Notice  of  Adjustment.  (A)  In  the event the Company shall propose to
        ----------------------
take any action which shall result in an adjustment in the Conversion Price, the
     Company shall give notice to the Holder, which notice shall specify the record date, if any, with respect to such action and the date on which such action is to take place. Such notice shall be given on or before the earlier of twenty (20) days before the record date or the date which such action shall be taken. Such notice shall also set forth all facts (to the extent known) material to the effect of such action on the Conversion Price and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon conversion of this Note. (B) Following completion of an event wherein the Conversion Price shall be adjusted, the Company shall furnish to the Holder a statement, signed by the Principal Executive or Financial Officer of the Company of the facts creating such adjustment and specifying the resultant adjusted Conversion Price then in effect.
7.     Reservation  of Shares.  Company warrants and agrees that it shall at all
       ----------------------
times  reserve  and  keep  available,  free  from  preemptive rights, sufficient authorized  and  unissued  shares  of  Common Stock to effect conversion of this
Note.
8.     Events  of  Default.  "Event of Default," wherever used herein, means any
       -------------------
one of the following events and the continuance of such event or breach (unless otherwise stated) for a period of thirty (30) days after there has been given to Company a written notice, by registered or certified mail, specifying such default or breach, stating that such notice is a "Notice of Default" hereunder, and requiring it to be remedied:
(a) default in the payment of the principal or interest on this Note when such principal or interest becomes due and payable;

(b) default in the performance of any covenant made by Company in this Note or (other than a default in the performance of a covenant specifically dealt with elsewhere in this Section);
(c) the entry by a court having jurisdiction in the premises of (i) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (ii) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of the property of the Company or ordering the winding up or liquidation of the affairs of the Company and the continuance of any such decree or order of relief or any such other decree or order unstayed and in effect for a period of thirty (30) consecutive days; or
(d) the commencement by the Company of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the filing by any of them of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the making by any of them of an assignment for the benefit of creditors, or the admission by any of them in writing of its inability to pay its debts generally as they become due.
9.     Remedies.  In  addition  to  any  remedies  available  under the Security
       --------
Agreement and subject to the terms hereof, by a notice in writing to the Company and, upon any such declaration, this Note shall become immediately due and payable if an Event of Default occurs and is continuing, and in every such case the Holder may declare the principal and interest on the Note to be due and payable immediately.
10.     Covenants.
        ---------
(a)     -Payment  of  Principal and Accrued Interest.  The Company will duly and
         -------------------------------------------
punctually pay or cause to be paid the principal sum of this Note, together with interest accrued thereon from the date hereof to the date of payment, in accordance with the terms hereof.
(b)     -Use  of  Proceeds.  The  Company  shall  use the proceeds received from
         -----------------
Holder pursuant to the terms of this Note for payment of accounts payable, antimony inventory, purchase of mine equipment, including shaker screens and associated equipment, and zeolite mine infrastructure.
(c)     -Mergers  and  Acquisitions.  Company  will  not  dissolve,  liquidate,
         --------------------------
consolidate or merger with or sell or transfer all or substantially all of its assets to any Person, unless, in regard to any of the foregoing and so long as no Event of Default then exists, the Company or any of its Subsidiaries is the surviving or acquiring party.

(d)     -Senior  Debt.  Company  will  not  incur any future senior indebtedness
         ------------
without the prior written consent of the holder of the Note which approval shall not be unreasonably withheld.
11.     Miscellaneous.
        -------------
(a)     Collection Fees.  If this Note is placed in the hands of an attorney for
        ---------------
     collection, and if it is collected through any legal proceedings at law or in equity or in bankruptcy, receivership or other court proceedings, the Company hereby undertakes to pay all costs and expenses of collection including, but not limited to, court costs and the reasonable attorney's fees of the Holder.
(b)     Consent  to  Amendments.  This  Note may be amended, and the Company may
        -----------------------
take any action herein prohibited, or omit to perform any act herein required to be performed by it, if and only if the Company shall obtain the written consent to such amendment, action or omission to act from the Holder; provided that no such consent shall vary the payment terms or interest terms of the Note without the consent of the Holder, and provided further that if this Note is held of record by more than one Holder, any consent to be obtained from the Holder(s) or amendment hereto shall be deemed to have been completed upon the approval by the Holders of 51% of the then outstanding principal balance of this Note.
(c)     Benefits  of Note.  Nothing in this Note, express or implied, shall give
        -----------------
to any Person, other than the Company, the Holder, and their successors and assigns, any benefit or any legal or equitable right, remedy or claim under or in respect of this Note.
(d)     Successors  and  Assigns.  All  covenants  and  agreements  in this Note
        ------------------------
contained by or on behalf of the Company shall bind and inure to the benefit of the respective successors and assigns of the Company.
(e)     Restrictions  on  Transfer.  Subject  to the provisions of this Section,
        --------------------------
this Note is transferable in the same manner and with the same effect as in the case of a negotiable instrument payable to a specified person. The Company, however, may treat the registered holder hereof as the owner hereof for all purposes until this Note shall have been surrendered for transfer as hereinafter provided. Upon surrender of this Note duly executed by the Holder hereof or his agent or attorney, the Company shall execute and deliver a new Note in the name of the assignee or assignees and in the denominations specified in such instrument  of  assignment,  and  this  Note  shall  promptly  be  canceled.
     This Note is not transferable directly or indirectly, in whole or in part, except in the case of any such transfer (a) that is in compliance with applicable federal and state securities laws, including but not limited to, the Securities Act of 1933, as amended, and (b) for which the Company is provided with an opinion of counsel to the Holder, reasonably satisfactory to the
Company, to the effect that such transfer is not in violation of any of said securities laws.
(f)     Notice;  Address  of  Parties.  Except  as  otherwise  provided,  all
        -----------------------------
communications to the Company or the Holder of this Note provided for herein or with reference to this Note shall be deemed to have been sufficiently given or served for all purposes: when delivered by hand if personally delivered; one (1)
     business day after being deposited with an overnight courier addressed to the appropriate address as set forth on the signature page to this Note; three
(3) business days after being sent as certified or registered mail, postage and charges prepaid, to the appropriate address as set forth on the signature page to this Note.
(g)     Separability  Clause.  In  case  any  provision  in  this  Note shall be
        --------------------
invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions in such jurisdiction shall not in any way be affected or impaired thereby provided such construction does not destroy the essence of the bargain provided for hereunder.
(H)     GOVERNING  LAW.  THIS  NOTE  SHALL  BE  GOVERNED  BY,  AND  CONSTRUED IN
        --------------
ACCORDANCE  WITH,  THE  INTERNAL LAWS OF THE STATE OF MONTANA (WITHOUT REGARD TO
PRINCIPLES  OF  CHOICE  OF  LAW).
(i)     Usury.  It is the intention of the parties hereto to conform strictly to
        -----
the applicable laws of the State of Montana and the United States of America, and judicial or administrative interpretations or determinations thereof regarding the contracting for, charging and receiving of interest for the use, forbearance, and detention of money. The Holder shall have no right to claim, charge or receive any interest in excess of the maximum rate of interest, if any, permitted to be charged on that portion of the amount representing principal which is outstanding and unpaid from time to time by applicable Montana or federal law. Determination of the rate of interest for the purpose of determining whether this Note is usurious under applicable law shall be made by amortizing, prorating, allocating and spreading in equal parts during the period of the actual time of this Note, all interest or other sums deemed to be interest at any time contracted for, charged or received from the Company in connection with this Note. Any interest contracted for, charged or received in excess of the maximum rate allowed by applicable law shall be deemed a result of a mathematical error and a mistake; if this Note is paid in part prior to the end of the full stated term of this Note and the interest received for the actual period of existence of this Note exceeds the maximum rate allowed by applicable law, the holder shall credit the amount of the excess against any amount owing under this Note or, if this Note has been paid in full, or in the event that it has been accelerated prior to maturity, the Holder shall refund to the Company the amount of such excess, and shall not be subject to any of the penalties provided by applicable law for contracting for, charging or receiving interest in excess of the maximum rate allowed by applicable law. Any such excess which is unpaid shall be canceled.

     IN WITNESS WHEREOF, the undersigned Company has caused this Note to be duly issued and executed on the Date of Issue as stated above.

                                  United  States  Antimony  Corporation


                                  By:/s/ John C. Lawrence
                                     ----------------------------------
Address  for  Notice:
---------------------
To  the  Company:
P.  O.  Box  643                  By:----------------------------------
Thompson  Falls,  Montana  59873
Attention:  John  C.  Lawrence